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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(D) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): JUNE 5, 2002




                                PEOPLESOFT, INC.
               (Exact Name of Registrant as Specified in Charter)






                                     0-20710
                            (Commission File Number)


               DELAWARE                             68-0137069
      (State or Other Jurisdiction               (I.R.S. Employer
           of Incorporation)                   Identification Number)



               4460 HACIENDA                                    94588
           DRIVE, PLEASANTON, CA                              (Zip Code)
  (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 694-3000

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 5, 2002, PeopleSoft, Inc., ("PeopleSoft") terminated its relationship with Arthur Andersen LLP ("Andersen") as its independent public accountants and engaged the services of KPMG LLP ("KPMG"), effective as of June 5, 2002, as its independent public accountants for its fiscal year ending December 31, 2002. The Board of Directors of PeopleSoft, upon the recommendation of the Audit Committee, authorized the termination of Andersen and the engagement of KPMG.

     Andersen's audit reports on PeopleSoft's consolidated financial statements for the fiscal years ended December 31, 2001 and 2000, did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years, and the subsequent period through June 5, 2002, there were no disagreements between PeopleSoft and Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports for such years. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company's two most recent fiscal years, and the subsequent period through June 5, 2002. Attached as Exhibit 16.1 is a letter from Andersen, dated June 5, 2002, stating that Andersen agrees with the disclosures made in this and the preceding paragraph.

     During the Company's two most recent fiscal years, and the subsequent period through June 5, 2002, PeopleSoft did not consult with KPMG with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on PeopleSoft's consolidated financial statements; or (iii) any matter or event described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

        16.1 Letter of Arthur Andersen LLP dated June 5, 2002 to the Securities and Exchange Commission regarding change in certifying accountant


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of: June 6, 2002

                                       PEOPLESOFT, INC.


                                       By:  /s/ KEVIN T. PARKER
                                          ---------------------
                                            Kevin T. Parker
                                            Executive Vice President, Finance
                                            and Administration, Chief Financial
                                            Officer
                                            (Principal Financial and Accounting
                                            Officer)


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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
16.1              Letter of Arthur Andersen LLP dated June 5, 2002 to the
                  Securities and Exchange Commission regarding change in
                  certifying accountant